UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 22, 2005

(Date of earliest event reported)

IMMUCELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15507	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

56 Evergreen Drive

Portland, ME 04103

(Address of principal executive offices and zip code)

(207) 878-2770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 ELECTION OF DIRECTORS

Effective August 22, 2005, Dr. Linda Rhodes, VMD, PhD joined the Company’s Board of Directors. The full text of the press release issued in connection with the election of Dr. Rhodes to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has granted Dr. Rhodes a nonstatutory stock option to purchase up to 15,000 shares of the Company’s common stock at an exercise price of $4.67, which is the closing price of the stock on August 22, 2005. The option was granted under the 2000 Stock Option and Incentive Plan, and is subject to vesting in three equal installments in 2006, 2007 and 2008 or upon a change in control of the Company (as defined).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release of ImmuCell Corporation dated August 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2005	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
Michael F. Brigham
President and Chief Executive Officer